UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2021

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza

New York, NY 10006

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

On April 26, 2021, the Board of Directors (the “Board”) of Virtu Financial, Inc. (the “Company”) appointed Ms. Joanne Minieri to serve as a Class II director.  Ms. Minieri will serve as an independent member of the Board.  Ms. Minieri was recommended as a nominee to the Board by the Board’s Nominating and Corporate Governance Committee.

Ms. Minieri has more than 35 years’ experience in senior leadership positions in real estate and financial services, including serving as Deputy County Executive and Commissioner for Suffolk County Economic Development and Planning, President and Chief Operating Officer of Forest City Ratner Companies, as well as leadership roles in professional accounting, tax and consulting services. She currently serves as Senior Executive Vice President of RXR Realty (“RXR”) and Chief Operating Officer of RXR Development Services. RXR is a private real estate group specializing in investment management, development, design, construction, leasing, financing and property management. Ms. Minieri has served on the board of local government development organizations and currently serves on numerous public and private boards including Trinity Place Holdings, Inc. She is a Certified Public Accountant and holds a BSBA from Hofstra University.

Ms. Minieri will be compensated for her service as non-employee director in the manner similar to that described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 23, 2021 (File No. 001-37352) under “Executive Compensation – Compensation of Directors.”

In connection with Ms. Minieri’s election to the Board, the Company has entered into an indemnification agreement with Ms. Minieri in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the SEC as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-194473) (the “Registration Statement”).  The indemnification agreement provides, in general, that the Company will indemnify Ms. Minieri to the fullest extent permitted by law in connection with her service to the Company or on the Company’s behalf. The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached as Exhibit 10.2 to the Registration Statement and is incorporated herein by reference.

Following the appointment of Ms. Minieri, the Board consists of twelve directors.  The Company may add one or more new directors as business needs and opportunities arise.

There are no arrangements or understandings between Ms. Minieri and any other persons pursuant to which Ms. Minieri was selected as a director of the Company. There are no family relationships between Ms. Minieri and any of the Company’s other directors or executive officers and Ms. Minieri does not have direct or indirect material interest in any transaction required to be disclosed pursuant to Items 401 and 404(a) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-194473), filed with the SEC on March 10, 2014)
99.1	Press release of Virtu Financial, Inc. dated April 26, 2021 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-194473), filed with the SEC on March 10, 2014)
99.1	Press release of Virtu Financial, Inc. dated April 26, 2021 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: April 26, 2021

4